Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
December 31, 2008
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2008

CNA Financial Corporation

Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note M of the Condensed Consolidated Financial Statements within the September 30, 2008 Form 10-Q for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in a substantial number of securities that are readily marketable while engaging in various risk management techniques primarily in fixed and public equity markets. Some of these limited partnership investment strategies may include low levels of leverage and hedging that potentially introduce more volatility and risk to the partnership returns.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /			Fav /
PERIOD ENDED DECEMBER 31	Three Months		(Unfav)	Twelve Months		(Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,765	$1,867	(5)%	$7,151	$7,484	(4)%
Net investment income	170	574	(70)	1,619	2,433	(33)
Realized investment losses, net of participating policyholders’ and minority interests	(484)	(94)	N/M	(1,297)	(311)	N/M
Other revenues	86	68	26	326	279	17

Total revenues	1,537	2,415	(36)	7,799	9,885	(21)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,343	1,513	11	5,723	6,009	5
Amortization of deferred acquisition costs	384	383	—	1,467	1,520	3
Other operating expenses	313	272	(15)	1,037	994	(4)
Interest	34	36	6	134	140	4

Total claims, benefits and expenses	2,074	2,204	6	8,361	8,663	3

Income (loss) before income tax and minority interest	(537)	211	N/M	(562)	1,222	(146)
Income tax (expense) benefit	219	(38)	N/M	311	(317)	198
Minority interest	(17)	(11)	(55)	(57)	(48)	(19)

Income (loss) from continuing operations	(335)	162	N/M	(308)	857	(136)
Income (loss) from discontinued operations, net of tax	(1)	2	(150)	9	(6)	N/M

Net income (loss)	$(336)	$164	N/M %	$(299)	$851	(135)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income, Per Share Data and Return on Equity

			Fav /			Fav /
PERIOD ENDED DECEMBER 31	Three Months		(Unfav)	Twelve Months		(Unfav)
(In millions, except per share data)	2008	2007	% Change	2008	2007	% Change

COMPONENTS OF NET INCOME
Net operating income (loss)	$(21)	$223	(109)%	$533	$1,060	(50)%
Net realized investment losses, net of participating policyholders’ and minority interests	(314)	(61)	N/M	(841)	(203)	N/M

Income (loss) from continuing operations	(335)	162	N/M	(308)	857	(136)
Income (loss) from discontinued operations, net of tax	(1)	2	(150)	9	(6)	N/M

Net income (loss)	$(336)	$164	N/M %	$(299)	$851	(135)%

BASIC AND DILUTED EARNINGS PER COMMON SHARE
Net operating income (loss)	$(0.15)	$0.82	(118)%	$1.91	$3.90	(51)%
Net realized investment losses, net of participating policyholders’ and minority interests	(1.16)	(0.23)	N/M	(3.12)	(0.75)	N/M

Income (loss) from continuing operations	(1.31)	0.59	N/M	(1.21)	3.15	(138)
Income (loss) from discontinued operations, net of tax	—	0.01	N/M	0.03	(0.02)	N/M

Basic and diluted earnings (loss) per share available to common stockholders (1)	$(1.31)	$0.60	N/M %	$(1.18)	$3.13	(138)%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	271.6		269.4	271.5

Diluted	269.0	271.8		269.4	271.8

RETURN ON EQUITY
Net income (loss) (2)	(18.4)%	6.5%		(3.5)%	8.5%

Net operating income (loss) (3)	(0.8)	9.0		5.1	11.0

(1)	The three and twelve months ended December 31, 2008 per share results available to common stockholders are reduced by $19 million, or $0.07 per share, of preferred stock dividends.

(2)	Annualized net income (loss) divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(3)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2008	December 31, 2007

Total assets	$51,688	$56,759
Insurance reserves	38,771	40,222
Debt	2,058	2,157
Total liabilities	44,391	46,224
Minority interest	420	385
Preferred stock	1,250	—
Accumulated other comprehensive income (loss)	(3,924)	103
Total stockholders’ equity	6,877	10,150

Book value per common share	$20.92	$37.36

Book value per common share excluding AOCI	$35.50	$36.98

Outstanding shares of common stock (in millions of shares)	269.0	271.7
THREE MONTHS ENDED
DECEMBER 31

(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$297	$526

Net cash flows used by investing activities	(1,400)	(415)

Net cash flows provided (used) by financing activities	1,080	(102)

Net cash flows from operating, investing and financing activities	$(23)	$9

TWELVE MONTHS ENDED
DECEMBER 31

(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$1,558	$1,239

Net cash flows used by investing activities	(1,908)	(1,082)

Net cash flows provided (used) by financing activities	347	(185)

Net cash flows from operating, investing and financing activities	$(3)	$(28)

(1)	Operating cash flows for the three and twelve months ended December 31, 2008 include $(1) million and $(8) million related to discontinued operations. Operating cash flows for the three and twelve months ended December 31, 2007 include $3 million and $(13) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED DECEMBER 31, 2008
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,157	$8,364	$20,521	$2,930	$4,572	$28,023
Ceded	2,180	1,479	3,659	1,016	1,793	6,468

Net	9,977	6,885	16,862	1,914	2,779	21,555

Net incurred claim & claim adjustment expenses	540	518	1,058	139	117	1,314

Net claim & claim adjustment expense payments	(646)	(450)	(1,096)	(148)	(202)	(1,446)

Foreign currency translation adjustment	(1)	(110)	(111)	—	(7)	(118)

Claim & claim adjustment expense reserves, end of period
Net	9,870	6,843	16,713	1,905	2,687	21,305
Ceded	2,178	1,439	3,617	957	1,714	6,288

Gross	$12,048	$8,282	$20,330	$2,862	$4,401	$27,593

TWELVE MONTHS ENDED DECEMBER 31, 2008
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,403	$20,451	$3,027	$5,110	$28,588
Ceded	2,128	1,786	3,914	1,147	1,995	7,056

Net	9,920	6,617	16,537	1,880	3,115	21,532

Net incurred claim & claim adjustment expenses	2,417	2,164	4,581	519	211	5,311

Net claim & claim adjustment expense payments	(2,466)	(1,763)	(4,229)	(495)	(628)	(5,352)

Foreign currency translation adjustment	(1)	(175)	(176)	1	(11)	(186)

Claim & claim adjustment expense reserves, end of period
Net	9,870	6,843	16,713	1,905	2,687	21,305
Ceded	2,178	1,439	3,617	957	1,714	6,288

Gross	$12,048	$8,282	$20,330	$2,862	$4,401	$27,593

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	December 31, 2008		September 30, 2008		December 31, 2007
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$18,987	$15,880	$17,877	$16,081	$19,351	$18,951
Fixed maturities — tax exempt	6,341	5,638	5,772	5,310	5,815	5,810
Equities	466	515	549	584	254	459
Short-term investments	3,070	3,078	4,558	4,563	4,385	4,387
Limited partnership investments	1,667	1,667	1,965	1,965	1,877	1,877
Other	3	27	5	62	8	71

Total investments	$30,534	$26,805	$30,726	$28,565	$31,690	$31,555

Net receivable/(payable)	$311		$47		$(265)
Securities lending collateral	—		—		(53)

Life & Group Non-Core:
Fixed maturities — taxable	$6,611	$5,592	$6,761	$6,129	$7,422	$7,631
Fixed maturities — tax exempt	2,216	1,777	2,009	1,656	1,800	1,865
Equities	550	356	560	377	112	109
Short-term investments	457	456	186	186	290	290
Limited partnership investments	16	16	145	145	337	337
Other	1	1	—	1	2	2

Total investments	$9,851	$8,198	$9,661	$8,494	$9,963	$10,234

Net receivable/(payable)	$79		$(23)		$1
Securities lending collateral	—		—		—

Total investments	$40,385	$35,003	$40,387	$37,059	$41,653	$41,789

Total net receivable/(payable)	$390		$24		$(264)
Total securities lending collateral	—		—		(53)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $0 million, $24 million, and $53 million as of December 31, 2008, September 30, 2008, and December 31, 2007 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2008
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$7,072	20.2	$692	2.0	$7,764	22.2
Other taxable fixed maturities	8,808	25.2	4,900	14.0	13,708	39.2
Tax exempt fixed maturities	5,638	16.1	1,777	5.0	7,415	21.1
All other	5,287	15.1	829	2.4	6,116	17.5

Total investments	$26,805	76.6	$8,198	23.4	$35,003	100.0

Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$8,774	21.7	$896	2.2	$9,670	23.9
Other taxable fixed maturities	10,213	25.3	5,715	14.2	15,928	39.5
Tax exempt fixed maturities	6,341	15.7	2,216	5.5	8,557	21.2
All other	5,206	12.9	1,024	2.5	6,230	15.4

Total investments	$30,534	75.6	$9,851	24.4	$40,385	100.0

MBS/CMO/ABS/CDO Fair Value Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$408	5.3	$1,273	16.4	$—	—	$—	—	$1,681	21.7	4.8
AAA	—	—	3,249	41.9	1,672	21.5	3	0.1	4,924	63.5	14.1
AA	—	—	187	2.4	190	2.5	6	0.1	383	5.0	1.1
A	—	—	80	1.0	96	1.2	28	0.3	204	2.5	0.6
BBB	—	—	92	1.2	230	3.0	2	—	324	4.2	0.9
<BBB & Equity Tranches	—	—	213	2.7	27	0.3	8	0.1	248	3.1	0.7

Total MBS/CMO/ABS/CDO	$408	5.3	$5,094	65.6	$2,215	28.5	$47	0.6	$7,764	100.0	22.2

Sub-prime (Included Above)	$—		$—		$1,163		$1		$1,164	15.0	3.3
Alt-A (Included Above)	$—		$898		$—		$3		$901	11.6	2.6
MBS/CMO/ABS/CDO Amortized Cost Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$405	4.2	$1,285	13.3	$—	—	$—	—	$1,690	17.5	4.2
AAA	—	—	4,143	42.8	2,008	20.8	10	0.1	6,161	63.7	15.2
AA	—	—	102	1.1	361	3.7	23	0.2	486	5.0	1.2
A	—	—	245	2.5	209	2.2	143	1.5	597	6.2	1.5
BBB	—	—	123	1.3	257	2.7	9	0.1	389	4.1	1.0
<BBB & Equity Tranches	—	—	283	2.9	52	0.5	12	0.1	347	3.5	0.8

Total MBS/CMO/ABS/CDO	$405	4.2	$6,181	63.9	$2,887	29.9	$197	2.0	$9,670	100.0	23.9

Sub-prime (Included Above)	$—		$—		$1,477		$31		$1,508	15.6	3.7
Alt-A (Included Above)	$—		$1,229		$—		$8		$1,237	12.8	3.1

(1)	In addition to sub-prime exposure in fixed maturity securities, there is exposure of approximately $36 million through limited partnerships and sold credit default swaps which provide the buyer protection against declines in sub-prime indices.
MBS — Mortgage-backed securities
CMO — Collateralized mortgage obligations
ABS — Asset-backed securities
CDO — Collateralized debt obligations

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2008
(In millions)
Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$138	11.9	$—	—	$—	—	$—	—	$2	0.2	$140	12.1
2006	605	52.0	68	5.8	2	0.2	56	4.8	6	0.5	737	63.3
2005	114	9.8	41	3.5	1	0.1	4	0.3	2	0.2	162	13.9
2004	11	0.9	16	1.4	30	2.6	2	0.2	5	0.4	64	5.5
2003 & prior	7	0.6	16	1.4	21	1.8	4	0.3	13	1.1	61	5.2

Total sub-prime	$875	75.2	$141	12.1	$54	4.7	$66	5.6	$28	2.4	$1,164	100.0

Sub-Prime Book Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$149	9.9	$—	—	$—	—	$—	—	$2	0.1	$151	10.0
2006	690	45.8	114	7.6	3	0.2	62	4.1	18	1.2	887	58.9
2005	128	8.5	75	5.0	32	2.1	4	0.3	2	0.1	241	16.0
2004	14	0.9	23	1.5	83	5.5	3	0.2	10	0.7	133	8.8
2003 & prior	8	0.5	28	1.8	35	2.3	7	0.5	18	1.2	96	6.3

Total sub-prime	$989	65.6	$240	15.9	$153	10.1	$76	5.1	$50	3.3	$1,508	100.0

Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$76	8.4	$31	3.5	$18	2.0	$33	3.7	$8	0.9	$166	18.5
2006	84	9.3	7	0.8	1	0.1	—	—	20	2.2	112	12.4
2005	115	12.8	4	0.4	—	—	—	—	1	0.1	120	13.3
2004	390	43.3	1	0.1	—	—	—	—	—	—	391	43.4
2003 & prior	112	12.4	—	—	—	—	—	—	—	—	112	12.4

Total Alt-A	$777	86.2	$43	4.8	$19	2.1	$33	3.7	$29	3.2	$901	100.0

Alt-A Book Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$138	11.2	$31	2.5	$24	1.9	$41	3.3	$12	1.0	$246	19.9
2006	114	9.2	16	1.3	1	0.1	1	0.1	29	2.3	161	13.0
2005	166	13.4	8	0.6	—	—	—	—	1	0.1	175	14.1
2004	511	41.3	1	0.1	—	—	—	—	—	—	512	41.4
2003 & prior	143	11.6	—	—	—	—	—	—	—	—	143	11.6

Total Alt-A	$1,072	86.7	$56	4.5	$25	2.0	$42	3.4	$42	3.4	$1,237	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2008
(In millions)
MBS Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$22	$22	$271	$269	$61	$61	$54	$53	$408	$405
AAA	—	—	—	—	—	—	—	—	—	—
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
<BBB & Equity Tranches	—	—	—	—	—	—	—	—	—	—

Total MBS	$22	$22	$271	$269	$61	$61	$54	$53	$408	$405

Included in Total MBS:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt A	—	—	—	—	—	—	—	—	—	—
Prime	22	22	271	269	61	61	54	53	408	405

Total MBS	$22	$22	$271	$269	$61	$61	$54	$53	$408	$405

CMO Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$243	$241	$446	$439	$—	$—	$584	$605	$1,273	$1,285
AAA	275	332	1,906	2,387	667	994	401	430	3,249	4,143
AA	—	—	166	47	21	55	—	—	187	102
A	—	—	38	221	42	24	—	—	80	245
BBB	5	8	68	84	19	31	—	—	92	123
<BBB & Equity Tranches	—	—	146	207	67	76	—	—	213	283

Total CMO	$523	$581	$2,770	$3,385	$816	$1,180	$985	$1,035	$5,094	$6,181

Included in Total CMO:
Sub-prime	$—	$—	$—	$—	$—	—	$—	$—	$—	$—
Alt A	54	72	696	947	148	210	—	—	898	1,229
Prime	469	509	2,074	2,438	668	970	985	1,035	4,196	4,952

Total CMO	$523	$581	$2,770	$3,385	$816	$1,180	$985	$1,035	$5,094	$6,181

ARM — Adjustable rate mortgages

MBS — Mortgage-backed securities

CMO — Collateralized mortgage obligations

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2008
(In millions)
ABS Distribution By Collateral Type & Quality

	CMBS		RMBS		Auto Loans		Home Equity		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$530	$714	$617	$699	$29	$31	$258	$291	$111	$148	$127	$125	$1,672	$2,008
AA	42	112	44	76	5	6	98	165	—	—	1	2	190	361
A	41	87	38	100	1	1	16	21	—	—	—	—	96	209
BBB	12	26	4	7	153	155	61	69	—	—	—	—	230	257
<BBB & Equity Tranches	—	2	16	36	—	—	11	14	—	—	—	—	27	52

Total ABS	$625	$941	$719	$918	$188	$193	$444	$560	$111	$148	$128	$127	$2,215	$2,887

Included in Total ABS:
Sub-prime	$—	$—	$719	$918	$—	$—	$444	$559	$—	$—	$—	$—	$1,163	$1,477
Alt A	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prime & Non-Residential Mortgages	625	941	—	—	188	193	—	1	111	148	128	127	1,052	1,410

Total ABS	$625	$941	$719	$918	$188	$193	$444	$560	$111	$148	$128	$127	$2,215	$2,887

CDO Distribution By Collateral Type & Quality

	CMBS		RMBS		CDS		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$—	$—	$—	$—	$3	$10	$—	$—	$3	$10
AA	6	23	—	—	—	—	—	—	6	23
A	24	91	—	—	4	52	—	—	28	143
BBB	2	9	—	—	—	—	—	—	2	9
<BBB & Equity Tranches	4	4	4	8	—	—	—	—	8	12

Total CDO	$36	$127	$4	$8	$7	$62	$—	$—	$47	$197

Included in Total CDO:
Sub-prime	$—	$—	$—	$—	$1	$31	$—	$—	$1	$31
Alt A	—	—	3	8	—	—	—	—	3	8
Prime & Non-Residential Mortgages	36	127	1	—	6	31	—	—	43	158

Total CDO	$36	$127	$4	$8	$7	$62	$—	$—	$47	$197

ABS — Asset-backed securities

CMBS — Commercial mortgage-backed securities

RMBS — Residential mortgage-backed securities

CDO — Collateralized debt obligations

CDS — Credit default swaps

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$764	$824	(7)%	$1,259	$1,292	(3)%	$2,023	$2,116	(4)%
Net written premiums	712	743	(4)	852	887	(4)	1,564	1,630	(4)

Net earned premiums	752	833	(10)	863	884	(2)	1,615	1,717	(6)
Net investment income	7	214	(97)	43	158	(73)	50	372	(87)
Other revenues	15	15	—	61	49	24	76	64	19

Total operating revenues	774	1,062	(27)	967	1,091	(11)	1,741	2,153	(19)

Claims, benefits and expenses:
Net incurred claims and benefits	436	594	27	512	557	8	948	1,151	18
Policyholders’ dividends	2	3	33	5	2	(150)	7	5	(40)
Amortization of deferred acquisition costs	172	186	8	209	195	(7)	381	381	—
Other insurance related expenses	74	95	22	31	53	42	105	148	29
Other expenses	22	7	N/M	93	60	(55)	115	67	(72)

Total claims, benefits and expenses	706	885	20	850	867	2	1,556	1,752	11

Operating income before income tax and minority interest	68	177	(62)	117	224	(48)	185	401	(54)
Income tax expense on operating income	(13)	(53)	75	(32)	(68)	53	(45)	(121)	63
Minority interest	—	—	N/M	(17)	(11)	(55)	(17)	(11)	(55)

Net operating income from continuing operations	55	124	(56)	68	145	(53)	123	269	(54)

Realized investment losses, net of participating policyholders’ and minority interests	(233)	(33)	N/M	(134)	(19)	N/M	(367)	(52)	N/M
Income tax benefit on realized investment losses	81	12	N/M	48	7	N/M	129	19	N/M

Net income (loss) from continuing operations	$(97)	$103	(194)%	$(18)	$133	(114)%	$(115)	$236	(149)%

FINANCIAL RATIOS
Loss & LAE	57.9%	71.2%		59.2%	63.0%		58.6%	67.0%
Acquisition expense	18.0	20.0		17.8	18.2		17.9	19.1
Underwriting expense	14.6	13.8		10.0	9.8		12.1	11.6

Expense	32.6	33.8		27.8	28.0		30.0	30.7
Dividend	0.4	0.4		0.5	0.1		0.5	0.3

Combined ratio	90.9%	105.4%		87.5%	91.1%		89.1%	98.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$6	$21		$4	$3		$10	$24
Impact on loss & LAE ratio	0.7%	2.5%		0.5%	0.3%		0.6%	1.4%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$20	$(30)		$(114)	$(21)		$(94)	$(51)
Prior year premium development	12	(4)		—	2		12	(2)
Other (2)	(97)	8		(7)	(3)		(104)	5

Total development & other (3)	$(65)	$(26)		$(121)	$(22)		$(186)	$(48)

Impact of development & other on loss & LAE ratio	(9.2)%	(2.9)%		(14.0)%	(2.6)%		(11.8)%	(2.7)%

(1)	In 2008, Standard Lines includes $17 million of favorable loss & LAE reserve development primarily related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

(3)	In 2008, the amount due from policyholders related to losses under deductible policies within Standard Lines was reduced by $90 million for insolvent insureds. The reduction of this amount, which represents unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Net earned premiums	$1,615	$1,717	$152	$149	2%	$(2)	$1	N/M %	$1,765	$1,867	(5)%
Net investment income	50	372	108	128	(16)	12	74	(84)	170	574	(70)
Other revenues	76	64	8	2	N/M	2	2	—	86	68	26

Total operating revenues	1,741	2,153	268	279	(4)	12	77	(84)	2,021	2,509	(19)

Claims, benefits and expenses:
Net incurred claims and benefits	948	1,151	282	250	(13)	105	106	1	1,335	1,507	11
Policyholders’ dividends	7	5	1	1	—	—	—	N/M	8	6	(33)
Amortization of deferred acquisition costs	381	381	3	2	(50)	—	—	N/M	384	383	—
Other insurance related expenses	105	148	49	56	13	8	(4)	N/M	162	200	19
Other expenses	115	67	7	9	22	63	32	(97)	185	108	(71)

Total claims, benefits and expenses	1,556	1,752	342	318	(8)	176	134	(31)	2,074	2,204	6

Operating income (loss) before income tax and minority interest	185	401	(74)	(39)	(90)	(164)	(57)	(188)	(53)	305	(117)
Income tax (expense) benefit on operating income (loss)	(45)	(121)	35	22	59	59	28	111	49	(71)	169
Minority interest	(17)	(11)	—	—	N/M	—	—	N/M	(17)	(11)	(55)

Net operating income (loss) from continuing operations	123	269	(39)	(17)	(129)	(105)	(29)	N/M	(21)	223	(109)

Realized investment losses, net of participating policyholders’ and minority interests	(367)	(52)	(42)	(30)	(40)	(75)	(12)	N/M	(484)	(94)	N/M
Income tax benefit on realized investment losses	129	19	15	11	36	26	3	N/M	170	33	N/M

Net income (loss) from continuing operations	$(115)	$236	$(66)	$(36)	(83)%	$(154)	$(38)	N/M %	$(335)	$162	N/M %

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2008	2007	2008		2007		% Change	2008		2007		% Change	2008	2007	% Change

Gross written premiums	$2,023	$2,116	$145		$180		(19)%	$1		$1		—%	$2,169	$2,297	(6)%
Net written premiums	1,564	1,630	146		146		—	(1)		—		N/M	1,709	1,776	(4)
Net earned premiums	1,615	1,717	150		148		1	(2)		1		N/M	1,763	1,866	(6)

FINANCIAL RATIOS
Loss & LAE	58.6%	67.0%	N/M	%	N/M	%		N/M	%	N/M	%		74.0%	79.8%
Acquisition expense	17.9	19.1	N/M		N/M			N/M		N/M			17.2	18.2
Underwriting expense	12.1	11.6	N/M		N/M			N/M		N/M			13.6	13.0

Expense	30.0	30.7	N/M		N/M			N/M		N/M			30.8	31.2
Dividend	0.5	0.3	N/M		N/M			N/M		N/M			0.4	0.2

Combined ratio	89.1%	98.0%	N/M	%	N/M	%		N/M	%	N/M	%		105.2%	111.2%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

TWELVE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$3,344	$3,620	(8)%	$5,123	$5,420	(5)%	$8,467	$9,040	(6)%
Net written premiums	3,054	3,267	(7)	3,435	3,506	(2)	6,489	6,773	(4)

Net earned premiums	3,065	3,379	(9)	3,477	3,484	—	6,542	6,863	(5)
Net investment income	506	878	(42)	451	621	(27)	957	1,499	(36)
Other revenues	57	47	21	227	188	21	284	235	21

Total operating revenues	3,628	4,304	(16)	4,155	4,293	(3)	7,783	8,597	(9)

Claims, benefits and expenses:
Net incurred claims and benefits	2,313	2,279	(1)	2,153	2,187	2	4,466	4,466	—
Policyholders’ dividends	(1)	6	117	15	7	(114)	14	13	(8)
Amortization of deferred acquisition costs	700	761	8	754	744	(1)	1,454	1,505	3
Other insurance related expenses	267	338	21	213	187	(14)	480	525	9
Other expenses	66	43	(53)	237	185	(28)	303	228	(33)

Total claims, benefits and expenses	3,345	3,427	2	3,372	3,310	(2)	6,717	6,737	—

Operating income before income tax and minority interest	283	877	(68)	783	983	(20)	1,066	1,860	(43)
Income tax expense on operating income	(62)	(275)	77	(244)	(317)	23	(306)	(592)	48
Minority interest	—	—	N/M	(57)	(47)	(21)	(57)	(47)	(21)

Net operating income from continuing operations	221	602	(63)	482	619	(22)	703	1,221	(42)

Realized investment losses, net of participating policyholders’ and minority interests	(487)	(149)	N/M	(288)	(81)	N/M	(775)	(230)	N/M
Income tax benefit on realized investment losses	170	52	N/M	103	28	N/M	273	80	N/M

Net income (loss) from continuing operations	$(96)	$505	(119)%	$297	$566	(48)%	$201	$1,071	(81)%

FINANCIAL RATIOS
Loss & LAE	75.4%	67.4%		61.9%	62.8%		68.2%	65.1%
Acquisition expense	17.4	18.9		17.7	17.1		17.6	18.0
Underwriting expense	14.2	13.6		10.1	9.6		12.0	11.5

Expense	31.6	32.5		27.8	26.7		29.6	29.5
Dividend	—	0.2		0.4	0.2		0.2	0.2

Combined ratio	107.0%	100.1%		90.1%	89.7%		98.0%	94.8%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$340	$73		$18	$5		$358	$78
Impact on loss & LAE ratio	11.1%	2.2%		0.5%	0.1%		5.5%	1.1%
Pretax assessments related to catastrophes	$10	$—		$—	$—		$10	$—
Impact on expense ratio	0.3%	—%		—%	—%		0.2%	—%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(34)	$(104)		$(164)	$(25)		$(198)	$(129)
Prior year premium development	16	(19)		(20)	(11)		(4)	(30)
Other (2)	(75)	28		(12)	(3)		(87)	25

Total development & other (3)	$(93)	$(95)		$(196)	$(39)		$(289)	$(134)

Impact of development & other on loss & LAE ratio	(3.2)%	(2.7)%		(5.4)%	(1.0)%		(4.4)%	(1.8)%

(1)	In 2008, Standard Lines includes $46 million of favorable loss & LAE reserve development primarily related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

(3)	In 2008, the amount due from policyholders related to losses under deductible policies within Standard Lines was reduced by $90 million for insolvent insureds. The reduction of this amount, which represents unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core
Segments Results of Operations

TWELVE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Net earned premiums	$6,542	$6,863	$612	$618	(1)%	$(3)	$3	(200)%	$7,151	$7,484	(4)%
Net investment income	957	1,499	484	622	(22)	178	312	(43)	1,619	2,433	(33)
Other revenues	284	235	28	36	(22)	14	8	75	326	279	17

Total operating revenues	7,783	8,597	1,124	1,276	(12)	189	323	(41)	9,096	10,196	(11)

Claims, benefits and expenses:
Net incurred claims and benefits	4,466	4,466	1,104	1,312	16	133	217	39	5,703	5,995	5
Policyholders’ dividends	14	13	6	1	N/M	—	—	N/M	20	14	(43)
Amortization of deferred acquisition costs	1,454	1,505	13	15	13	—	—	N/M	1,467	1,520	3
Other insurance related expenses	480	525	201	199	(1)	13	9	(44)	694	733	5
Other expenses	303	228	24	43	44	150	130	(15)	477	401	(19)

Total claims, benefits and expenses	6,717	6,737	1,348	1,570	14	296	356	17	8,361	8,663	3

Operating income (loss) before income tax and minority interest	1,066	1,860	(224)	(294)	24	(107)	(33)	N/M	735	1,533	(52)
Income tax (expense) benefit on operating income (loss)	(306)	(592)	116	135	(14)	45	32	41	(145)	(425)	66
Minority interest	(57)	(47)	—	—	N/M	—	(1)	N/M	(57)	(48)	(19)

Net operating income (loss) from continuing operations	703	1,221	(108)	(159)	32	(62)	(2)	N/M	533	1,060	(50)

Realized investment losses, net of participating policyholders’ and minority interests	(775)	(230)	(363)	(56)	N/M	(159)	(25)	N/M	(1,297)	(311)	N/M
Income tax benefit on realized investment losses	273	80	127	20	N/M	56	8	N/M	456	108	N/M

Net income (loss) from continuing operations	$201	$1,071	$(344)	$(195)	(76)%	$(165)	$(19)	N/M %	$(308)	$857	(136)%

Other Financial Data	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Property & Casualty Company Information					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$8,467	$9,040	$620	$692	(10)%	$128	$7	N/M %	$9,215	$9,739	(5)%
Net written premiums	6,489	6,773	604	607	—	(3)	2	N/M	7,090	7,382	(4)
Net earned premiums	6,542	6,863	610	615	(1)	(3)	3	(200)	7,149	7,481	(4)

FINANCIAL RATIOS
Loss & LAE	68.2%	65.1%	N/M %	N/M %		N/M %	N/M %		78.7%	77.7%
Acquisition expense	17.6	18.0	N/M	N/M		N/M	N/M		17.0	17.5
Underwriting expense	12.0	11.5	N/M	N/M		N/M	N/M		13.1	12.5

Expense	29.6	29.5	N/M	N/M		N/M	N/M		30.1	30.0
Dividend	0.2	0.2	N/M	N/M		N/M	N/M		0.2	0.2

Combined ratio	98.0%	94.8%	N/M %	N/M %		N/M %	N/M %		109.0%	107.9%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Income (loss) from limited partnerships	$23	$36	$12	$21	$92	$(23)	$22	$(39)	$(159)	$(199)
Income (loss) from trading securities	—	—	—	—	—	(1)	1	(1)	(1)	(2)
Other investment income	197	199	197	193	786	188	176	176	167	707

Net investment income	$220	$235	$209	$214	$878	$164	$199	$136	$7	$506

	Specialty Lines
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Income (loss) from limited partnerships	$12	$20	$7	$12	$51	$(13)	$13	$(24)	$(97)	$(121)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	(1)	(1)
Other investment income	137	142	145	146	570	145	142	145	141	573

Net investment income	$149	$162	$152	$158	$621	$132	$155	$121	$43	$451

	P&C Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Income (loss) from limited partnerships	$35	$56	$19	$33	$143	$(36)	$35	$(63)	$(256)	$(320)
Income (loss) from trading securities	—	—	—	—	—	(1)	1	(1)	(2)	(3)
Other investment income	334	341	342	339	1,356	333	318	321	308	1,280

Net investment income	$369	$397	$361	$372	$1,499	$296	$354	$257	$50	$957

	Life & Group Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Income (loss) from limited partnerships	$9	$3	$(4)	$2	$10	$4	$5	$(2)	$(12)	$(5)
Income (loss) from trading securities	3	40	(2)	(31)	10	(76)	(5)	(22)	(43)	(146)
Other investment income	149	145	151	157	602	156	157	159	163	635

Net investment income	$161	$188	$145	$128	$622	$84	$157	$135	$108	$484

	Corporate & Other Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Income (loss) from limited partnerships	$8	$12	$4	$6	$30	$(7)	$6	$(12)	$(41)	$(54)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	70	74	70	68	282	61	59	59	53	232

Net investment income	$78	$86	$74	$74	$312	$54	$65	$47	$12	$178

	Total Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Income (loss) from limited partnerships	$52	$71	$19	$41	$183	$(39)	$46	$(77)	$(309)	$(379)
Income (loss) from trading securities	3	40	(2)	(31)	10	(77)	(4)	(23)	(45)	(149)
Other investment income	553	560	563	564	2,240	550	534	539	524	2,147

Net investment income	$608	$671	$580	$574	$2,433	$434	$576	$439	$170	$1,619

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED DECEMBER 31	Three Months			Twelve Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change

Property & Casualty Companies
Gross written premiums	$1,996	$2,146	(7)%	$8,599	$9,156	(6)%
Net written premiums	1,531	1,625	(6)	6,477	6,805	(5)

Net earned premiums	1,461	1,556	(6)	5,896	6,240	(6)
Claim and claim adjustment expenses	1,226	1,282	(4)	4,939	4,980	(1)
Acquisition expenses	260	275	5	1,069	1,150	7
Underwriting expenses	242	217	(12)	869	893	3
Policyholders’ dividends	4	3	(33)	15	18	17

Underwriting loss	(271)	(221)	(23)	(996)	(801)	(24)
Net investment income (1)	461	499	(8)	1,864	2,135	(13)
Other income (expenses)	83	(14)	N/M	55	(44)	N/M
Income tax expense	(22)	(47)	53	(55)	(251)	78
Net realized losses	(328)	(212)	(55)	(951)	(464)	(105)

Net income (loss)	$(77)	$5	N/M %	$(83)	$575	(114)%

Financial Ratios
Loss and LAE	83.9%	82.4%		83.8%	79.8%
Acquisition expense	17.0	16.9		16.5	16.9
Underwriting expense	15.9	13.3		13.4	13.1

Expense	32.9	30.2		29.9	30.0
Dividend	0.2	0.2		0.3	0.3

Combined ratio	117.0%	112.8%		114.0%	110.1%

SUPPLEMENTAL STATUTORY DATA	(Preliminary)
(In millions)	December 31, 2008	December 31, 2007

Property & Casualty Companies
Statutory surplus (2)	$7,955	$8,511

Life Company
Statutory surplus	$491	$471

(1)	The twelve months ended December 31, 2007 include $143 million of declared dividends from Continental Casualty Company’s life subsidiary, Continental Assurance Company.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/08	12/31/07	12/31/08
Gross Accident Year	76.4%	66.6%	64.3%
Impact of Reinsurance	2.2	3.5	3.6

Net Accident Year	78.6	70.1	67.9%

Impact of Development and Other (1) (2)	(3.2)	(2.7)

Net Calendar Year	75.4%	67.4%

	Specialty Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/08	12/31/07	12/31/08
Gross Accident Year	67.0%	59.2%	59.2%
Impact of Reinsurance	0.3	4.6	5.4

Net Accident Year	67.3	63.8	64.6%

Impact of Development and Other (1) (2)	(5.4)	(1.0)

Net Calendar Year	61.9%	62.8%

	P&C Operations
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/08	12/31/07	12/31/08
Gross Accident Year	70.7%	62.2%	61.3%
Impact of Reinsurance	1.9	4.7	4.9

Net Accident Year	72.6	66.9	66.2%

Impact of Development and Other (1) (2)	(4.4)	(1.8)

Net Calendar Year	68.2%	65.1%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within Standard Lines was reduced by $90 million for insolvent insureds. The reduction of this amount, which represents unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.